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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                   FORM 8-K/A


                                 AMENDMENT NO. 1


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) March 31, 1998



                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     1-10702                   34-1531521
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 (State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)



 500 Post Road East, Suite 320, Westport, Connecticut            06880
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      (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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The  Registrant  hereby  amends Item 7 of its  Current  Report on Form 8-K dated
March 31, 1998 as follows:

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired; and
(b)  Pro Forma Financial Information

As previously reported on Current Report on Form 8-K, on March 31, 1998, Terex Corporation ("Terex" or the "Company"), through one or more subsidiaries, completed the purchase of all of the outstanding shares of O&K Mining GmbH ("O&K Mining"), an entity formed under the laws of the Republic of Germany. As a result, financial statements of the acquired foreign business meeting the requirements of Regulation S-X promulgated under the Securities Act of 1933, as amended, are not currently available. In accordance with Financial Reporting Release No. 44, Section 210.3-12, the financial statements of O&K Mining GmbH, the acquired foreign company, will be filed on Current Report on Form 8-K/A as soon as practicable, but in any event within six months of December 31, 1997, its most recently completed fiscal year end.


(c)      Exhibits

10.1 Share Purchase Agreement dated December 18, 1997 between O&K AG and Terex Mining Equipment, Inc. (incorporated by reference to Exhibit
         10.19 to the Form 10-K Annual Report for the year ended December 31, 1997, Commission File No. 1-10702).

10.2 Credit Agreement dated as of March 6, 1998 among Terex Corporation, certain of its subsidiaries, the lenders named therein, Credit Suisse First Boston, as Administrative Agent, Bank Boston N.A., as Syndication Agent and Canadian Imperial Bank of Commerce and First Union National Bank, as Co-Documentation Agents (incorporated by reference to Exhibit
         10.14 to the Form 10-K Annual Report for the year ended December 31, 1997, Commission File No. 1-10702).

10.3 Guarantee Agreement dated as of March 6, 1998 of Terex Corporation and Credit Suisse First Boston, as Collateral Agent (incorporated by reference to Exhibit 10.14 to the Form 10-K Annual Report for the year ended December 31, 1997, Commission File No. 1-10702).

10.4 Guarantee Agreement dated as of March 6, 1998 of Terex Corporation, each of the subsidiaries of Terex Corporation listed therein and Credit Suisse First Boston, as Collateral Agent (incorporated by reference to
         Exhibit 10.15 to the Form 10-K Annual Report for the year ended December 31, 1997, Commission File No. 1-10702).

10.5 Security Agreement dated as of March 6, 1998 of Terex Corporation, each of the subsidiaries of Terex Corporation listed therein Credit Suisse First Boston, as Collateral Agent (incorporated by reference to Exhibit
         10.16 to the Form 10-K Annual Report for the year ended December 31, 1997, Commission File No.
         1-10702).

10.6 Pledge Agreement dated as of March 6, 1998 of Terex Corporation, each of the subsidiaries of Terex Corporation listed therein and Credit Suisse First Boston, as Collateral Agent (incorporated by reference to
         Exhibit 10.17 to the Form 10-K Annual Report for the year ended December 31, 1997, Commission File No. 1-10702).

10.7 Form Mortgage, Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Financing entered into by Terex Corporation and certain of the subsidiaries of Terex Corporation, as Mortgagor, and Credit Suisse First Boston, as Mortgagee (incorporated by reference to
         Exhibit 10.18 to the Form 10-K Annual Report for the year ended December 31, 1997, Commission File No. 1-10702).

10.8 Purchase Agreement, dated as of March 24, 1998, of Terex Corporation, each of the subsidiaries of Terex Corporation listed therein and Credit Suisse First Boston Corporation, CIBC Oppenheimer Corp., Morgan Stanley & Co. Incorporated, Salomon Brothers Inc and BancBoston Securities
         Inc., for the issue and sale of U.S. $150,000,000 of 8-7/8% Senior Subordinated Notes due 2008.*

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10.9     Indenture, dated as of March 31, 1998, between Terex Corporation,  each of the subsidiaries of Terex Corporation listed therein, as Issuer and United States Trust Company of New York, as Trustee, for $150,000,000 of 8-7/8% Senior Subordinated Notes due 2008.*

10.10 Registration Rights Agreement, dated as of March 31, 1998, of Terex Corporation, each of the subsidiaries of Terex Corporation listed therein and Credit Suisse First Boston Corporation, CIBC Oppenheimer Corp., Morgan Stanley & Co. Incorporated, Salomon Brothers Inc and BancBoston Securities Inc., for the issue and sale of U.S. $150,000,000 of 8-7/8% Senior Subordinated Notes due 2008.*

* Previously filed.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 11, 1998

                                    TEREX CORPORATION

                                    By:  /s/  Joseph F. Apuzzo
                                        Joseph F. Apuzzo
                                        Vice President Finance and Controller
                                        (Principal Accounting Officer)